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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 1996


Commission File Number: 0-24780            Commission File Number: 33-73002-01

      PROTECTION ONE, INC.                 PROTECTION ONE ALARM MONITORING, INC.
      6011 Bristol Parkway                          6011 Bristol Parkway
 (Exact name of registrant as                  (Exact name of registrant as
   specified in its charter)                     specified in its charter)

            Delaware                                       Delaware
  (State or other jurisdiction                   (State or other jurisdiction
of incorporation or organization)            of incorporation or organization)

          93-1063818                                     93-1064579
(I.R.S. employer identification no.)        (I.R.S. employer identification no.)

     6011 Bristol Parkway                           6011 Bristol Parkway
 Culver City, California 90230                  Culver City, California 90230
(Address of principal executive                (Address of principal executive
  offices, including zip code)                   offices, including zip code)

        (310) 338-6930                                 (310) 338-6930
(Registrant's telephone number,                (Registrant's telephone number,
     including area code)                            including area code)


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Item 5. Other Events.

                 (a) Public Offering; Shares Outstanding. On September 20, 1996, Protection One Alarm Monitoring, Inc. ("Monitoring") completed an underwritten public offering of $90 million aggregate principal amount of Monitoring's 6-3/4% Convertible Senior Subordinated Notes due 2003 (the "Convertible Notes") that was registered under the Securities Act of 1933, as amended. On October 11, 1996, Monitoring issued an additional $13.5 million aggregate principal amount of Convertible Notes in connection with the exercise, in full, of the underwriters' over-allotment option. The net proceeds to Monitoring of the offering, including the exercise of the over-allotment option, were $99.6 million and were used to repay indebtedness outstanding under Monitoring's revolving credit facility (the "Revolving Credit Facility") and for general corporate purposes. The Convertible Notes are listed on the New York Stock Exchange and trade under the symbol "ALRM 03."

                 The Convertible Notes were issued pursuant to that certain Subordinated Debt Shelf Indenture dated as of August 29, 1996, among Monitoring, Monitoring's parent Protection One, Inc. ("POI") and State Street Bank and Trust Company, as Trustee, as supplemented and amended by a Supplemental Indenture No. 1 dated as of September 20, 1996 (the "Supplemental Indenture"). A copy of the Supplemental Indenture, which sets forth the terms and form of the Convertible Notes, is attached hereto as Exhibit 4.1.

                 The Convertible Notes are fully and unconditionally guaranteed by POI and are convertible into shares of the Common Stock, par value $.01 per share ("Common Stock"), of POI at an initial price of $17.95 per share. At October 16, 1996, there were 13,466,671 shares of Common Stock outstanding.

                 (b) Amendment of Credit Agreement. In connection with the public offering of the Convertible Notes, the credit agreement governing the Revolving Credit Facility was amended pursuant to the Consent and First Amendment to Amended and Restated Credit Agreement dated September 16, 1996 among Monitoring, Heller Financial Inc. as Agent and lender and the other lenders signatory thereto. A copy of said Consent and First Amendment is attached as Exhibit 10.1 to this Current Report.

                 (c) PacifiCorp Agreement. On October 11, 1996, Monitoring and PacifiCorp, a Portland-based utility ("PacifiCorp"), entered into an agreement (the "PacifiCorp Agreement") pursuant to which Monitoring will offer security alarm systems and monitoring services under a Protection One/PacifiCorp "co-brand" (the "Co-Branded Program") to PacifiCorp's residential and small business customers in PacifiCorp's service territories in the western United States. Prospective subscribers generated through the Co-Branded Program's marketing efforts, which may include television, radio and print advertising displaying the co-brand, will be referred to participants in Monitoring' dealer program, and Monitoring will purchase, subject to its customary due diligence, the monitoring contracts obtained by the dealers in connection with the sale and installation of the co-branded alarm system. Under the terms of the PacifiCorp Agreement, Monitoring will remit to PacifiCorp a percentage of the monthly recurring revenue from the subscriber accounts created in connection with the use of PacifiCorp's trademarks, trade names and logos.

                 (d) Cautionary Statement. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, POI and Monitoring (together and including





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Monitoring's subsidiaries, the "Company") are hereby filing, as Exhibit 99.1 to this Current Report, which exhibit is incorporated herein by this reference, a cautionary statement identifying important factors that could cause the Company's actual results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the Company, whether oral or written. Such cautionary statement also updates certain additional risk factors contained or incorporated by reference in certain shelf registration statements of the Company.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

4.1 Supplemental Indenture No. 1 dated as of September 20, 1996, among Monitoring, POI and State Street Bank and Trust Company, as Trustee.

10.1 Consent and First Amendment to Credit Agreement dated as of September 16, 1996, among Monitoring, Heller Financial Inc. as Agent and lender and the other lenders signatory thereto

99.1 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995





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                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PROTECTION ONE, INC.
                                       PROTECTION ONE ALARM MONITORING, INC.



October 18, 1996                       By:  JOHN W. HESSE
                                          --------------------------------
                                          John W. Hesse
                                          Executive Vice President and
                                          Chief Financial Officer





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                                 EXHIBIT INDEX

Exhibit No.                                Description of Exhibit
-----------                                ----------------------
4.1              Supplemental Indenture No. 1 dated as of September 20, 1996, among Protection One Alarm Monitoring, Inc. ("Monitoring"),
                 Protection One, Inc. and State Street Bank and Trust Company,
                 as Trustee

10.1             Consent and First Amendment to Credit Agreement dated as of
                 September 16, 1996, among Monitoring, Heller Financial Inc.
                 as Agent and lender and the other lenders signatory thereto

99.1             Cautionary Statement for Purposes of the "Safe Harbor"
                 Provisions of the Private Securities Litigation Reform Act of 1995